UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2005

Commission File Number 0-27958

FLANDERS CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	13-3368271
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2399 26th Avenue North, St. Petersburg, Florida	33713
(Address of principal executive offices)	(Zip Code)

(727) 822-4411

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and financial conditions

Attached as an exhibit is the Company’s press release regarding

“Flanders Corporation Announces Record Revenues for 2004 And Record Revenues for 4th Quarter.  Year-End Earnings Release Date And Conference Call set for February 22, 2005.”

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:

January 27, 2005

FLANDERS CORPORATION

By:  /s/

Steven K. Clark

Steven K. Clark

Chief Executive Officer

EXHIBIT INDEX

99.1	Press release regarding Flanders Corporation Announces Record Revenues for 2004 And Record Revenues for 4th Quarter. Year-End Earnings Release Date And Conference Call set for February 22, 2005.

Exhibit 99.1

PRESS RELEASE

Flanders Corporation (NASDAQ:FLDR - News) announced today its most recent revenue results for the fourth  quarter.  Flanders earned  approximately $53 million (unaudited) in revenue for the 4th quarter and approximately $200 million (unaudited) for the year.

Steve Clark, President and Chief Executive Officer of Flanders commented, "We are very pleased with the Revenue results in what is typically our weakest quarter. We believe these results verify that we have fully integrated our divisions, and confirm our belief in our business model. We expect to build on this success as Flanders continues its aggressive advance into multiple markets”

 Flanders Corporation will release its year end 2004 financial and operating results on Tuesday , February 22, 2005.

A conference call with investors, analysts and other interested parties is scheduled for 10:00 a.m.  EST on Wednesday, February 23, 2005 to discuss 2004 fourth quarter and year-end operating results.

Flanders is a leading air filtration products manufacturer.  Flanders' products are utilized by many industries, including those associated with commercial and residential heating, ventilation and air conditioning systems, semiconductor manufacturing, ultra-pure materials, biotechnology, pharmaceuticals, synthetics, nuclear power and nuclear materials processing.

This press release contains forward-looking statements that are inherently subject to risk.  These forward-looking statements are not intended to be promises or predictions of the future and may be affected by a number of factors that may change the currently anticipated outcome.  These factors include market acceptance of Flanders’ products, competition in the marketplace for Flanders' products, the success of retailers and distributors through which Flanders sells its products, Flanders' ability to contain costs and maintain production and efficiency with a reduced workforce, a determination by potential Flanders customers that the higher cost of its high-end filtration systems can be justified for general application, Flanders’ ability to successfully retrofit existing buildings with effective sophisticated filtering and air handling systems,  Flanders ability to advance into multiple markets, Flanders business model, the completion of the 4th quarter and year end audit, and the development of increased demand for its high-end products.  Many of these factors are not within Flanders’ control.  These factors, and others, are discussed in Flanders’ periodic reports filed with the Securities and Exchange Commission and should be reviewed by the reader of this press release.

For further information on Flanders and its products, visit its web site at http://www.flanderscorp.com/ or contact Steven Clark at (727) 822-4411.